Components of Income Tax (Detail) ¥ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Income Tax Disclosure [Abstract]
Current income tax	¥ 2,530	$ 362	¥ 3,407	¥ 3,812
Adjustments of deferred tax assets due to change in tax rates	229	32	(334)	111
Deferred income tax expense (benefit)	(1,500)	(214)	1,374	(274)
Taxation for the year	¥ 1,259	$ 180	¥ 4,447	¥ 3,649